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                                                                   EXHIBIT 10.32

                        WORLDWIDE WIRELESS SYSTEMS, INC.

                             1998 STOCK OPTION PLAN


         Section 1. Purpose of the Plan. The purpose of the 1998 Stock Option Plan (hereinafter called the "Plan") of WORLDWIDE WIRELESS SYSTEMS, INC., a Delaware corporation (hereinafter called the "Corporation"), is to provide incentives for future endeavors and to advance the interests of the Corporation and its stockholders by encouraging ownership of its common stock, par value $.01 per share (hereinafter called the "Common Stock"), of the Corporation by its directors, executives and other key employees, upon whose judgment, interest and continuing special efforts the Corporation is largely dependent for the successful conduct of its operations, and to enable the Corporation to compete effectively with other enterprises for the services of such new directors, executives and employees as may be needed for the continued improvement of the Corporation's business, through the grant of options to purchase shares of the Common Stock. It is intended that certain Options issued under the Plan and so designated pursuant to Section 6(iii) hereof by the Board of Directors, or by a Stock Option Committee appointed by the Board of Directors, shall qualify as "incentive stock options" (hereinafter called "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (hereinafter called the "Code"), and the terms of the Plan shall be interpreted in accordance with such intention where applicable. Other Options also may be issued under the Plan and any Option issued under the Plan and not expressly designated as an ISO shall be conclusively deemed to be a non-qualified stock option.

         Section 2. Participants. Options may be granted under the Plan to directors of the Corporation and to such executives and key employees of the Corporation and its subsidiaries as shall be determined by the Board of Directors or by a Stock Option Committee appointed by the Board of Directors as set forth in Section 5 of the Plan; provided, however, that no Option may be granted to any person if such grant would cause the Plan to cease to be an "employee benefit plan" as defined in Rule 405 of Regulation C promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and provided further that no ISO may be granted to any person ineligible to be granted ISOs under Section 422(b) of the Code.

         Section 3. Term of the Plan. The Plan shall become effective as of August 12, 1998, upon receipt of approval by the holders of a majority of the shares of issued and outstanding Common Stock of the Corporation, such approval to be obtained either by a vote of such holders at a duly held meeting of stockholders of the Corporation or by the written consent of the holders of a majority of such issued and outstanding shares in the manner provided by law. The Plan shall terminate on the earliest of (a) August 11, 2008, (b) such time as all shares of Common Stock reserved for issuance under the Plan have been acquired through the exercise of Options granted under the Plan, or (c) such earlier time as the Board of Directors of the Corporation may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan. No Option shall be granted under the Plan after August 11, 2008.

         Section 4. Stock Subject to the Plan. Subject to the provisions of
Section 13, the aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 550,000 shares. If, on or prior to the termination of the Plan as provided in Section 3, an Option granted under the Plan shall have expired or terminated for any reason without having been exercised in full, the unpurchased shares covered thereby shall again become available for the grant of Options under the Plan.


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         The shares to be delivered upon exercise of Options under the Plan shall be made available, at the discretion of the Board of Directors, either from authorized but previously unissued shares of the Common Stock as permitted by the Articles of Incorporation of the Corporation or from shares re-acquired by the Corporation, including shares of Common Stock purchased in the open market, and shares held in the treasury of the Corporation. Any shares of Common Stock issuable upon the exercise of Options may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be specified in the related Stock Option Agreement (as hereinafter defined).

         Section 5. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Corporation or by a Stock Option Committee which may be appointed by the Board of Directors of the Corporation (hereinafter called the "Committee"). If appointed, the Committee shall include at least one member of the Board of Directors. The Board of Directors may, from time to time, remove members from the Committee, and vacancies on the Committee shall be filled by the Board of Directors. The Committee shall hold meetings at such times and places as the Committee may determine. The acts of a majority of the Committee, at any meeting thereof at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. If appointed, the Committee may itself determine, or may, from time to time at its discretion, make recommendations to the Board of Directors with respect to, the directors, executives and key employees of the Corporation and its subsidiaries who shall be granted Options and the number of shares of Common Stock to be subject to each Option; provided, however, that only the Board of Directors may determine stock options to be granted to any member of the Committee.

         The interpretation and construction of any provision of the Plan or of any Option granted under it by the Board of Directors or the Committee (within the scope of their respective authorities) shall be final, conclusive and binding upon all parties, including the Corporation, its stockholders and directors, and the executives and employees of the Corporation and its subsidiaries; provided, however, that the Board of Directors shall have the power and authority to overrule the Committee. No member of the Board of Directors or the Committee shall be liable to the Corporation, any stockholder, any optionholder or any employee of the Corporation or its subsidiaries for any action or determination made in good faith with respect to the Plan or any Option granted under it. No member of the Committee or Board of Directors may vote on any Option to be granted to him.

         The expenses of administering the Plan shall be borne by the Corporation.

         Section 6. Grant of Options.

         i. Options may be granted under the Plan by the Board of Directors of the Corporation or by the Committee, in accordance with the provisions of Section 5, at any time prior to the termination of the Plan. In making any determination as to directors, executives and key employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Board of Directors or the Committee, as the case may be, shall take into account the duties of the respective directors, executives and key employees, their present and potential contribution to the success of the Corporation, and such other factors as the Board of Directors or the Committee shall deem relevant in connection with the accomplishment of the purposes of the Plan.

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         ii.    Each Option granted under the Plan shall be granted pursuant to and subject to the terms and conditions of a stock option agreement to be entered into between the Corporation and the optionholder at the time of such grant. Each such stock option agreement shall be in a form from time-to-time adopted for use under the Plan by the Board of Directors (such form being hereinafter called a "Stock Option Agreement"). Any such Stock Option Agreement shall incorporate by reference all of the terms and provisions of the Plan as in effect at the time of grant and may contain such other terms and provisions as shall be approved and adopted by the Board of Directors.

         iii. At the time of the grant of each Option under this Plan, the Board of Directors shall determine whether such Option is to be designated as an ISO. If an Option is to be designated as an ISO, then the provisions of Sections 6(iv), 7(ii) and 8(ii) shall apply to such Options. The Stock Option Agreement relating to the grant of any option designated as an ISO shall reflect such designation.

         iv. Notwithstanding any contrary provision contained in this Agreement, the aggregate fair market value (determined as of the time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person hereunder are exercisable for the first time during any calendar year shall not exceed $100,000.

         Section 7. Option Price.

         i. The purchase price of the shares of Common Stock covered by each Option granted under the Plan which is designated as an ISO shall be at least 100% of the fair market value (but in no event less than the par value) of such shares at the time the Option is granted, or such higher purchase price as shall be determined by the Board of Directors or the Committee, as the case may be. The purchase price of the shares of Common Stock covered by any Option which is not designated as an ISO shall be as determined by the Board of Directors or the Committee, as the case may be, but shall in no event be less than the par value of such shares.

         ii. Notwithstanding any contrary provision contained in Section 7(i) hereof, no Option granted to any person who, at the time of such grant, owns, taking into account the attribution rules of
                Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of the Corporation's stock or of the stock of any of its corporate subsidiaries, may be designated as an ISO unless at the time of such grant the purchase price of the shares of Common Stock covered by such Option is at least 110 % of the fair market value (but in no event less than the par value) of such shares.

         iii. If the Common Stock is not listed upon a national securities exchange or exchanges, such fair market value shall be as determined by the Board of Directors of the Corporation (which determination shall be conclusive and binding for all purposes) or, if applicable, shall be deemed to be the last reported sale price for the Common Stock as quoted by brokers and dealers trading in the Common Stock in the over-the-counter market (or if the Common Stock shall be quoted by the National Association of Securities Dealers Automatic Quotation system, then such NASDAQ quote) immediately prior to the commencement of the meeting of the Board of Directors or

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                the Committee at which the Option is granted. If the Common
                Stock is listed upon a national securities exchange or exchanges, such fair market value shall be deemed to be the last reported sale price at which the shares of Common Stock were traded on such securities exchange or exchanges immediately prior to the commencement of the meeting of the Board of Directors or the Committee at which the Option is granted, or if no sale of the Common Stock was made on any national securities exchange on such date, then the closing price per share of the Common Stock on such securities exchange or exchanges on the next preceding day on which there was a sale of the Common Stock.

         iv. Notwithstanding any contrary provision contained in this Plan, the Board of Directors or the Committee, as the case may be, may, in the exercise of its business judgment, cancel outstanding Options and reissue new Options at a lower exercise price in the event that the fair market value of the Common Stock at any time prior to the date of exercise falls below the exercise price of Options previously granted under the Plan.

         Section 8. Term of Options.

         i. The expiration date of an Option granted under the Plan shall be as determined by the Board of Directors or the Committee at the time of grant, provided that each such Option shall expire not more than ten years after the date such Option was granted.

         ii.    Notwithstanding any contrary provision contained in Section
                8(i) hereof, no Option granted to any person who, at the time of such grant, owns, taking into account the attribution rules of
                Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of the Corporation's stock or of the stock of any of its corporate subsidiaries, may be designated as an ISO unless by its terms each such Option shall expire not more than five years after the date such Option was granted.

         Section 9. Exercise of Options.

         i. Each Option shall become exercisable in whole or in part, or in installments, at such time or times as the Board of Directors or the Committee may prescribe at the time the Option is granted and as specified in the Stock Option Agreement. No Option shall be exercisable after the expiration of ten years from the date on which it was granted.

         ii. Options may be exercised by giving written notice to the Corporation of intention to exercise, specifying the number of shares to be purchased pursuant to such exercise, in accordance with the procedures set forth in the Stock Option Agreement. All shares purchased upon exercise of any Option shall be paid for in full at the time of purchase in accordance with the procedures set forth in the Stock Option Agreement. Except as provided in Section 9(iii) hereof, such payment shall be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock as provided in the Stock Option Agreement. Any shares so delivered shall be valued at their fair market value determined as of the date of exercise of the Option under the method set forth in Section 7(iii) hereof.

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         iii.   Payment for shares purchased upon exercise of any such Option may be made by delivery to the Corporation of a properly-executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation an amount of sale or loan proceeds sufficient to pay the exercise price. Additionally, the Corporation will accept, in payment for shares purchased upon exercise of any such Option, proceeds of a margin loan obtained by the exercising optionholder from a broker, provided that the exercising optionholder has delivered to the Corporation, with delivery of a properly-executed exercise notice, irrevocable instructions to the Corporation to deliver share certificates directly to such broker upon payment for such shares.

         Section 10. Nontransferability of Options. Options granted under the Plan shall be assignable or transferable only by will or pursuant to the laws of descent and distribution and shall be exercisable during the optionholder's lifetime only by the optionholder.

         Section 11. Stockholder Rights of Optionholder. No holder of any Option shall have any rights to dividends or other rights of a stockholder with respect to shares subject to an Option prior to the purchase of such shares upon exercise of the Option.

         Section 12. Termination of Option. With respect to all Options granted under the Plan, if an optionholder's employment by, or other relationship with, the Corporation is terminated by reason of his death, the Option shall terminate one year after the date of death, unless the Option otherwise expires earlier. If an optionholder's employment by, or other relationship with, the Corporation terminates for any reason other than death, the Option shall terminate three months after the date of termination of such employment or other relationship unless the Option otherwise expires earlier, provided that (a) if the optionholder dies within such three-month period, the Option shall terminate one year after the date of his death unless the Option otherwise expires earlier;
(b) the Board of Directors may, at any time prior to any termination of such employment or other relationship under the circumstances covered by this Section 12, determine in its discretion that the Option shall terminate on the date of termination of such employment or other relationship with the Corporation; and
(c) the exercise of any Option after termination of such employment or other relationship with the Corporation may be made subject to satisfaction of the conditions precedent that the optionholder refrain from engaging, directly or indirectly, in any activity which is competitive with any activity of the Corporation or any subsidiary thereof and from otherwise acting, either prior to or after termination of such employment or other relationship, in any manner inimical or in any way contrary to the best interests of the Corporation and that the optionholder furnish to the Corporation such information with respect to the satisfaction of the foregoing condition precedent as the Board of Directors shall reasonably request. For purposes of this Section 12, a "relationship with the Corporation" shall be limited to any relationship that does not cause the Plan to cease to be an "employee benefit plan" as defined in Rule 405 of Regulation C under the Securities Act of 1933. The mere ownership of stock in the Corporation shall not be deemed to be a "relationship with the Corporation".

         Nothing in the Plan or in the Stock Option Agreement shall confer upon any optionholder the right to continue in the employ of the Corporation or any of its subsidiaries or in any other relationship thereto or interfere in any way with the right of the Corporation to terminate such employment or other relationship at any time.

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         A holder of an Option under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Secretary of the Corporation. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such optionholder or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of this Section 12, any unterminated and unexpired Option granted to such optionholder to the same extent that the optionholder himself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more shares than the optionholder could have purchased thereunder on the date his employment by, or other relationship with, the Corporation and its subsidiaries was terminated.

         Section 13. Adjustment of and Changes in Capitalization. In the event that the outstanding shares of Common Stock shall be changed in number or class by reason of split-ups, combinations, mergers, consolidations or recapitalizations, or by reason of stock dividends, the number or class of shares which thereafter may be purchased through exercise of Options granted under the Plan, both in the aggregate and as to any individual, and the number and class of shares then subject to Options theretofore granted and the price per share payable upon exercise of such Option, shall be adjusted so as to reflect such change, all as determined by the Board of Directors of the Corporation. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination.

         Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

         Fractional shares resulting from any adjustment in Options pursuant to this Section 13 may be settled in cash or otherwise as the Board of Directors may determine.

         Section 14. Securities Acts Requirements. No Option granted pursuant to the Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any shares of Common Stock subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act or other Federal or state statutes having similar requirements, as they may be in effect at that time. Each Option shall be subject to the further requirement that, at any time that the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         As a condition to the issuance of any shares upon exercise of an Option under the Plan, the Board of Directors or the Committee, as the case may be, may require the optionholder to furnish a written representation that he is acquiring the shares for investment and not with a view to distribution of the shares to the public and a written agreement restricting the transferability of the shares solely

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to the Corporation, and may affix a restrictive legend or legends on the face of the certificate representing such shares. Such representation, agreement and/or legend shall be required only in cases where in the opinion of the Board of Directors or the Committee, as the case may be, and counsel for the Corporation, it is necessary to enable the Corporation to comply with the provisions of the Securities Act or other Federal or state statutes having similar requirements, and any stockholder who gives such representation and agreement shall be released from it and the legend removed at such time as the shares to which they applied are registered or qualified pursuant to the Securities Act or other Federal or state statutes having similar requirements, or at such other time as, in the opinion of the Board of Directors or the Committee, as the case may be, and counsel for the Corporation, the representation and agreement and legend cease to be necessary to enable the Corporation to comply with the provisions of the Securities Act or other Federal or state statutes having similar requirements.

         Section 15. Amendment of the Plan. The Plan may, at any time or from time to time, be terminated, modified or amended by the stockholders of the Corporation by the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Corporation's Common Stock entitled to vote in the manner provided by law. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time with respect to any shares of Common Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without approval of the stockholders of the Corporation, no such revision or amendment shall increase the number of shares subject to the Plan, decrease the price at which the Options may be granted, permit exercise of Options unless full payment is made at the time of exercise (except as so provided in Section 9 hereof), extend the period during which Options may be exercised, or change the provisions relating to adjustment to be made upon changes in capitalization. The Company may amend the Plan to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 issued under the provisions of the Securities and Exchange Act of 1934 (the "1934 Act") at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers.

         Section 16. Changes in Law. Subject to the provisions of Section 15, the Board of Directors shall have the power to amend the Plan and any outstanding Options granted thereunder in such respects as the Board of Directors shall, in its sole discretion, deem advisable in order to incorporate in the Plan or any such Option any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or any other statute, or Rules or Regulations of the Internal Revenue Service or any other Federal or state governmental agency enacted or promulgated after the adoption of the Plan.

         Section 17. Legal Matters. Every right of action by or on behalf of the Corporation or by any stockholder against any past, present or future member of the Board of Directors, officer or employee of the Corporation arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such director, officer or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises; and any and all rights of action by any employee or executive of the Corporation (past, present or future) against the Corporation arising out of or in connection with this Plan shall, irrespective of the place where such action may

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be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

         This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware, applied without giving effect to any conflicts-of-law principles, and construed accordingly.

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